© 2022 Tempur Sealy International, Inc. All rights reserved. These past two years have further solidified Tempur Sealy’s position as a market leading, vertically integrated, omni-channel, global company with solid fundamentals in a growing category. We enter 2022 well-positioned to continue to grow sales and EPS double- digits. TEMPUR SEALY INTERNATIONAL, INC., TPX “ “

To Improve the Sleep of More People, Every Night, All Around the World Who We Are Tempur Sealy is committed to improving the sleep of more people, every night, all  around the world. As a leading designer, manufacturer, distributor and retailer of  bedding products worldwide, we know how crucial a good night of sleep is to overall  health and wellness. Utilizing over a century of knowledge and industry‐leading  innovation, we deliver award‐winning products that provide breakthrough sleep  solutions to consumers in over 100 countries. Our highly recognized brands include Tempur‐Pedic®, Sealy® and Stearns & Foster® and  our popular non‐branded offerings consist of value‐focused private label and OEM  products. At Tempur Sealy we understand the importance of meeting our customers  wherever and however they want to shop and have developed a strong omni‐channel  retail strategy. Our products allow for complementary merchandising strategies and are  sold through third‐party retailers, our 650+ Company‐owned stores worldwide and our  e‐commerce channels.  With the range of our offerings and variety of purchasing  options, we are dedicated to continuing to turn our mission to improve the sleep of  more people, every night, all around the world into a reality.   Importantly, we are committed to carrying out our global responsibility to protect the  environment and the communities in which we operate. As part of that commitment,  we have established the goal of achieving carbon neutrality for our global wholly owned  operations by 2040.  Global Bedding Industry1 P U R P O S E Estimated global bedding market includes mattresses,  foundations, pillows and other bedding products 2 North America TPX Share TPX Share International Retail Value $120 Billion Estimated Tempur Sealy Share

Industry • The global bedding industry of  ~$120 billion1 has historically  experienced consistent growth.  • The U.S. market averages mid‐ single digit growth annually, driven  by units and dollars.1 • The international market is highly  fragmented and about 40% larger  than the size of the U.S. market.1 Consumer • Consumers continue to make the  connection between a good night’s  sleep and health & wellness. • Enhanced focus on health over the  past year has strengthened the  health & wellness trend. • The housing market, consumer  confidence, and consumer  spending correlate to the  bedding industry. Tempur Sealy • Has a global omni‐channel  distribution strategy to be where  the consumer wants to shop. • Has a track record of developing  and marketing differentiated  products through consumer‐centric  innovation for the total global  bedding market. • Has a robust free cash flow2 and  fortified balance sheet that provide  flexibility to take advantage of  industry and market opportunities  and return capital to shareholders. TPX at a Glance 3

• Since 2008, consumers have  been consistently under‐ investing their discretionary  income in home &  furnishings. • In the last year, consumers  have invested a slightly  larger portion of their  discretionary income in the  category, although their  spending as a percent of  share of wallet has still not  returned to pre‐Great  Recession levels.  • We expect that consumer  spending in home &  furnishings will continue  to be strong. 2.8% 2.8% 2.8% 2.8% 2.4% 2.1% 2.0% 2.1% 2.2% 2.2% 2.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 5,000 7,000 9,000 11,000 13,000 15,000 17,000 19,000 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 US Disposable Personal Income ($B) %Furnishings and Durable Household Equipment of Disposable Income Source: Economic Research Division of the Federal Reserve Bank of St. Louis The 2021 data is not available as of the time of this filing. Recent Consumer Spending Trends 4

• Worldwide omni‐channel presence  • Iconic brand and product portfolio • World‐class manufacturing capabilities • Industry‐leading balance sheet and free  cash flow2 Adjusted earnings per share2 has grown at a CAGR of 40% over the last 5 years. Competitive Advantages $0.82  $0.74  $1.00  $1.94  $3.19   $‐  $0.50  $1.00  $1.50  $2.00  $2.50  $3.00  $3.50 2017 2018 2019 2020 2021 Full Year Adjusted EPS2 5

Product Brands Mattresses / Pillows / Accessories DTC Retailer Brands Online / Offline Manufacturing Branded / OEM Brands and Capabilities 6

Increase total addressable market internationally  through new product launches in Europe & APAC. Expand into OEM market to drive further  sales growth. Grow wholesale through existing and new retail relationships. Invest in innovation to meet  customer demand. Execute on capital  allocation strategy. Expand direct‐to‐consumer through ecommerce  and company‐owned stores. Building Blocks to Future Growth 7

Worldwide Omni-Channel 8

• Significant worldwide sales growth  • Highly profitable and expanding rapidly Ecommerce • Luxury Tempur‐Pedic®, Dreams, and  multi‐branded showroom experiences • Operate over 650 stores worldwide with sales  growth opportunity • Highly profitable Company- Owned Stores • Third‐party retailers are our largest  distribution channel • Significant OEM opportunity Wholesale Powerful Omni-Distribution Platform 9

Third-Party Retailers • Dominant worldwide distribution and broadly  diversified • Over 5,400 retail partners around the world selling through over 25,000 doors and ecommerce platforms • Global sales force of over 500 people supporting  our portfolio of brands U.S. OEM Opportunity • OEM is about 20% of the U.S. mattress market and  growing,1  supported by recent U.S. anti‐dumping actions • Leverages manufacturing expertise, diversifies  consolidated sales stream, and extends manufacturing  profits beyond our own brands • Plans to invest an incremental $200 million by 2023 to  increase U.S. pouring capacity for TEMPUR® Material and  specialty and base foam by approximately 50% • Targeting $600 million of annual sales by 2025 Wholesale 10

• High growth and high margin sales from web, call center, and company‐owned stores • Strong growth within the direct channel, growing 83% in 2021 Direct to Consumer 11  $‐  $100  $200  $300  $400  $500  $600  $700  $800  $900  $1,000 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Global Direct Sales Intl NA

TEMPUR® EuropeSealy® Gallery Asia SOVA® SwedenSleep Outfitters® U.S. Tempur‐Pedic® U.S. Tempur‐Pedic® MexicoDreams UK We see a potential opportunity to organically increase our store count through  opening an average of 60 new stores per year over the next several years. Company-Owned Store Strategy O P E R A T I N G O V E R 6 5 0 R E T A I L S T O R E S G L O B A L L Y 12

Brands & Products 13

• The bedding market has historically experienced consistent growth. While our share has grown significantly over  the last 5 years, the total market share of the largest three domestic bedding manufacturers has not materially  changed.1 • Branded bedding represents the majority of products sold, especially in premium price points. • Sealy® and Tempur‐Pedic® represent the #1 and #2 bestselling mattress brands in 20203. North America Markets 14

• Highly fragmented with broad geographic  diversity across Europe and Asia • Acquired Dreams, the leading bedding retailer  in the UK in 2021 • Developing new TEMPUR® line of mattresses to  expand addressable market in 2022 • Tempur Sealy customizes go‐to market approach  by country  • Europe: success with high‐quality products,  targeting share growth through distribution,  and new Sealy®‐UK joint venture and  Dreams acquisition • Asia: opportunity in emerging market and  targeting aggressive share growth through  distribution and organic market growth International Markets 15

Rapidly Growing International Joint Ventures • Founded in 2000 • Operates in 21 countries and territories • Top 3 internationally branded bedding manufacturer in China • Full-time employees: 1,100+ Asia • Acquired in 2020 • Full-time employees: 250+ United Kingdom $340 MILLION OF JOINT VENTURE SALES IN 2021 5-YEAR GROWTH CAGR: 17% 16

Expanding Global Licensing Sales Sealy Manufacturing Licensees: • Our 27 licensee manufacturing facilities generate high return on investment. • They represent a low-risk opportunity to introduce our brands and products in regions in which we do not currently operate, primarily across EMEA, APAC, and Latin America. Brand Extension Licensees: • We license our Tempur-Pedic, Sealy and Stearns & Foster brands across North America, Europe and Asia, to drive incremental profits and expand brand awareness • Licensed products are complementary to our core operations, and include sleep-adjacent categories such as bedding, pajamas, and pet sleep 17 Significantly increases global brand awareness and drives incremental profits.

Tempur-Pedic®: leading worldwide premium bedding industry position • Tempur‐Pedic® uniquely adapts, supports, and aligns to you to deliver truly  life‐changing sleep. $2,399‐$7,999 Stearns & Foster®: high-end-targeted brand • The world’s finest beds that are made with exceptional materials,  time‐honored craftsmanship, and unparalleled design. $1,899‐$5,399 Sealy®: #1 bedding brand in the U.S.3 • Combines innovation, engineering, and industry‐leading testing  to ensure quality and durability. $299‐$2,799 Private Label Offerings: customized product • Offers products for the value‐oriented consumer. Portfolio of Global Brands 18

Natural Comfort Snoring Support Climate Sleep-Health Metrics Innovative Technologies S O L U T I O N - D R I V E N I N N O V A T I O N F O R T O D A Y ’ S C O N S U M E R 19

• Expect to launch an entirely new product lineup  for TEMPUR® in both the Europe and Asia‐Pacific  markets beginning in 2022. • The underlying technology of the new lineup  builds on the innovation that has already been  very well received in North America. • This new lineup will also broaden the price range  of our international offerings to appeal to a  broader consumer base. • We expect these new products and the  broadened price points to expand our total  international addressable market and help us  grow our market share in regions where our  brands are currently underpenetrated.1 International 2022 TEMPUR® Launch 20

Our innovation cycle  allows for the  development of  meaningful,  consumer‐centric  products, while also  reducing floor  conversion costs. Surface‐Guard Technology™ SealyChill™ Featuring Industry- Leading Technologies U.S. Product Launch Cycle POSTUREPEDIC ® PLUS POSTUREPEDIC® ESSENTIALS™ Launched in 2021 Launching in 2022 21

World-Class Manufacturing Capabilities 22

Leading Manufacturing Capabilities • 67 manufacturing facilities • 16 million square feet of manufacturing &  distribution operations R&D Innovation • 75,000 square feet of research & development  • 4 state‐of‐the art product‐testing locations Wholly owned (30) Joint Venture (8) Licensee (27)Tempur‐Pedic® Facility (4) World-Class Manufacturing Capabilities 31 NORTH AMERICAN FACILITIES | 38 INTERNATIONAL FACILITIES Albuquerque, NM 23

Specialty Foam-Pouring Facilities • Opening a new, state‐of‐the‐art  Tempur‐Pedic® and OEM foam‐pouring  facility in Indiana by 2023 • Expanding three existing foam  facilities in the U.S. by 2023 • Increasing capacity to hold key  chemical inputs and expand safety  stock of certain products Assembly & Warehousing • Opened a fifth Sherwood plant in  the Northeast U.S. in the fourth  quarter of 2021 • Opened new facility in Reno,  Nevada, in the third quarter of  2021 to service the western region  of the U.S. • Expanding our total warehouse  footprint Expanding Manufacturing Capacity 24

Recent Performance 25

23% 77% Direct Wholesale Three Months Ended Year Ended (in millions, except  percentages and per  common share  amounts) December  31, 2021 December  31, 2020 Reported % Change December  31, 2021 December  31, 2020 Reported % Change Net Sales $1,359.6 $1,057.0 28.6% $4,930.8 $3,676.9 34.1% Net Income $175.8 $144.7 21.5% $624.5 $348.8 79.0% Adjusted Net  Income2 $175.9 $143.2 22.8% $651.7 $405.7 60.6% EPS $0.88 $0.67 31.3% $3.06 $1.64 86.6% Adjusted EPS2 $0.88 $0.67 31.3% $3.19 $1.91 67.0% Q4’21 Sales by Channel Fourth-Quarter and Full Year Performance 26

• Full‐year adjusted EPS2 between $3.65 and $3.85. This includes the expected benefit from strong year‐over‐ year sales growth of between 15% to 20%. • This includes investments of: • Approximately $50 million in expense related to new product launches • A record $550 million of advertising dollars • We expect to repurchase at least 10% of our shares outstanding in 2022. 2022 Other Modeling Assumptions Depreciation & Amortization $195M‐$205M Capital Expenditures $250M–$280M Interest Expense $85M‐$90M U.S. Federal Tax Rate 25% Diluted Share Count 183M shares 2022 Outlook(1) 27

Industry-Leading Balance Sheet & Cash Flow 28

29 • Long‐term target leverage ratio of 2.0 – 3.0x2 • Continue to invest in the business, including a new domestic foam‐pouring plant to be operational in 2023 • Disciplined approach to shareholder returns includes a quarterly dividend and expected share repurchase of at  least 10% of our shares outstanding in 2022 • Maintain capacity for strategic acquisitions  Balanced Capital Allocation Strategy  $‐  $200  $400  $600  $800  $1,000  $1,200  $1,400  $1,600 2018 2019 2020 2021 Capital Allocation Highlights Capex Share Repurhases Dividend Acquisitions 29

Credit ratings: Fitch: BB+  (August 2021) Moody’s: Ba1 (September 2021) S&P: BB+ (September 2021) $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 2021 Full-Year Free Cash Flow2 $0 $200 $400 $600 $800 $1,000 $1,200 2016 2017 2018 2019 2020 2021 Full-Year Adjusted EBITDA2 Strong Balance Sheet & Cash Flow 1.00x 2.00x 3.00x 4.00x 4Q20 1Q21 2Q21 3Q21 4Q21 Leverage2 30

Environmental, Social, & Corporate Governance 31

Environmental, Social, & Governance Tempur Sealy is committed to protecting and improving our communities and environment. 32

Environmental • Committed to achieving carbon neutrality for our wholly owned global operations by 2040 • Achieved an 8.4% reduction in greenhouse gas emissions per unit produced at our wholly owned manufacturing and logistics  operations in 2020 • Improved the percentage of waste diverted from our North American wholly‐owned manufacturing operations to 94% in 2021,  compared to 91% in 2020, furthering our progress towards our goal of achieving zero landfill waste by the end of 2022 • Completed the installation of solar panel technology at our largest manufacturing facility in Albuquerque, New Mexico in 2021 Social • Embedded ESG performance as a metric in executive leadership’s compensation for 2021 • In 2022, we expect to launch a Sealy®‐branded eco‐friendly mattress collection made with  responsibly sourced materials  • Contributed over $100 million in product, stock, and cash to charity organizations since 2010 • Pledged $2 million to support a pediatric sleep center  Corporate Governance • Established Nominating Corporate Governance Committee oversight on our practices  and positions relating to ESG issues  • Increased the number of women represented on our Board of Directors to 3 directors,  representing 33% of the Board Environmental, Social, & Governance Tempur Sealy is committed to protecting and improving our communities and environment. 33

Ranked a “Strong Buy with the Best ESG Score” by Raymond James Raymond James ranked Tempur Sealy in the top quartile for ESG out of all companies they consider a “Strong Buy” Source: Raymond James Strategy for ESG Investing, published February 10, 2020 Tempur Sealy has donated… ~$100M in product over the last 10 years $11.5M in cash and stock value over the last 5 years 17,500+ products to aid in the COVID-19 crisis Corporate Social Value Highlights 34

Thank You for Your Interest in Tempur Sealy International For more information, please email: investor.relations@tempursealy.com 35

Appendix 36

This investor presentation contains statements relating to the Company’s quarterly cash dividend, the Company’s share repurchase targets, the Company’s expectations regarding net sales for  2022, adjusted EBITDA for 2022, and adjusted EPS for 2022 and subsequent periods and the Company’s expectations for increasing sales growth, product launches, channel growth, acquisitions  and commodities outlook, and expectations regarding supply chain disruptions, the macroeconomic environment and COVID‐related disruptions. Any forward‐looking statements contained  herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these  beliefs will prove correct. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from any that may be expressed herein as forward‐looking statements.  These potential risk factors include the risk factors discussed under the heading “Risk Factors” under ITEM 1A of Part 1 of the Company’s Annual Report on Form 10‐K for the year ended  December 31, 2020. There may be other factors that may cause the Company’s actual results to differ materially from the forward‐looking statements. The Company undertakes no obligation  to update any forward‐looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information:   In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the  Company’s SEC filings. Note Regarding Trademarks, Trade Names, and Service Marks:   TEMPUR®, Tempur‐Pedic®, the Tempur‐Pedic & Reclining Figure Design®, TEMPUR‐Adapt®, TEMPUR‐ProAdapt®, TEMPUR‐LuxeAdapt®, TEMPUR‐PRObreeze°™, TEMPUR‐LUXEbreeze°™,  TEMPUR‐Cloud®, TEMPUR‐Contour™, TEMPUR‐Rhapsody™, TEMPUR‐Flex®, THE GRANDBED BY Tempur‐Pedic®, TEMPUR‐Ergo®, TEMPUR‐UP™, TEMPUR‐Neck™, TEMPUR‐Symphony™,  TEMPUR‐Comfort™, TEMPUR‐Traditional™, TEMPUR‐Home™, Sealy®, Sealy Posturepedic®, Stearns & Foster®, COCOON by Sealy™, SealyChill™, and Clean Shop Promise® are trademarks, trade  names, or service marks of Tempur Sealy International, Inc., and/or its subsidiaries. All other trademarks, trade names, and service marks in this presentation are the property of the respective  owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on February 22, 2022. The Company is neither reconfirming this guidance  as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. Forward-Looking Statements 37

In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, free cash flow, consolidated  indebtedness less netted cash, and leverage, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as  a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non‐GAAP measures provide investors  with performance measures that better reflect the Company’s underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from  net income and operating income. The adjustments management makes to derive the non‐GAAP measures include adjustments to exclude items that may cause short‐term fluctuations in the nearest GAAP measure, but  which management does not consider to be the fundamental attributes or primary drivers of the Company’s business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company’s underlying results from continuing operations and trends, and management uses these  measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to  establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non‐GAAP measures include that these  measures do not present all the amounts associated with the Company’s results as determined in accordance with GAAP. These non‐GAAP measures should be considered supplemental in nature and should not be  construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other  companies. For more information regarding the use of these non‐GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. Constant Currency Information In this presentation the Company refers to, and in other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis,” which is a  non‐GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency  basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior corresponding period’s currency conversion  rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in  foreign currency rates, thereby facilitating period‐to‐period comparisons of business performance. EBITDA and Adjusted EBITDA A reconciliation of the Company’s GAAP net income to EBITDA and adjusted EBITDA per credit facility (which we refer to in this investor presentation as adjusted EBITDA) is provided on the subsequent slides.  Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to  period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income  A reconciliation of the Company’s GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted  EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a subsequent slide and is calculated by dividing consolidated indebtedness  less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating  performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. Free Cash Flow The Company defines free cash flow as net cash provided by operating activities less purchases of property, plant and equipment. Management believes that free cash flow may be useful for investors in assessing the  Company’s operating performance, ability to generate cash and ability to fund the Company’s capital expenditures and meet the Company’s debt service requirements. Use of Non-GAAP Financial Measures and Constant Currency Information 38

Full Year Adjusted Net Income and Adjusted EPS 39

40 Full Year Adjusted Net Income and Adjusted EPS

Q4 Adjusted Net Income and Adjusted EPS 41

42 Full Year Adjusted EBITDA

43 Full Year Adjusted EBITDA

*For a reconciliation of leverage to total debt, net for reporting periods in the years 2016‐2021, please refer to the Company’s SEC filings. Leverage Reconciliation 44

© 2022 Tempur Sealy International, Inc. All rights reserved. 1 Management estimates  2 Adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, free cash flow, and constant currency are non‐GAAP  financial measures. Please refer to the “Use of Non‐GAAP Financial Measures and Constant Currency Information” on a  previous slide for more information regarding the definitions of adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS,  leverage, free cash flow, and constant currency, including the adjustments (as applicable) from the corresponding GAAP  information. Please refer to “Forward‐Looking Statements” and “Limitations on Guidance” on a previous slide.  3 Sealy® was ranked number one on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021. See Furniture  Today’s Top 20 U.S. Bedding Producers methodology that includes Sealy® and Stearns & Foster® products in Sealy ranking.  Tempur‐Pedic® was ranked number two on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021.  4 Based on the Company’s 2022 financial targets provided in the press release dated February 22, 2022, and the related  earnings call on February 22, 2022. Please refer to “Forward‐Looking Statements” and “Limitations on Guidance.” Footnotes

Thank You 46